UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 26, 2005


                                   VIACOM INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




           Delaware                  001-09553               04-2949533
-----------------------------    -----------------     -----------------------
(State or other jurisdiction     (Commission File         (I.R.S. Employer
      of incorporation)               Number)           Identification Number)


                    1515 Broadway, New York, NY           10036
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (212) 258-6000


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1--Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

     On May 26, 2005, the stockholders of Viacom Inc. ("Viacom" or the "Company") approved the following plans at the Viacom 2005 Annual Meeting of
Stockholders: (i) the Viacom Inc. Senior Executive Short-Term Incentive Plan, as amended and restated as of January 1, 2005, and (ii) the Viacom Inc. 2005 RSU Plan for Outside Directors. The descriptions of the plans are set forth in the Company's proxy statement filed with the Securities and Exchange Commission on April 15, 2005 under the headings "Item 3--Approval of the Amended and Restated Viacom Inc. Senior Executive Short-Term Incentive Plan" and "Item 4--Approval of the Viacom Inc. 2005 RSU Plan for Outside Directors" and are incorporated herein by reference.

Section 9--Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(c) Exhibits.

    Exhibit Number       Description of Exhibit
    --------------       ----------------------
    10.1                 Viacom Inc. Senior Executive Short-Term Incentive Plan
                         (as amended and restated as of January 1, 2005)
                         (incorporated by reference to Annex B to Viacom Inc.'s
                         Proxy Statement dated April 15, 2005).

    10.2 Viacom Inc. 2005 RSU Plan for Outside Directors (incorporated by reference to Annex C to Viacom Inc.'s Proxy Statement dated April 15, 2005).


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



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    VIACOM INC.
                                    (Registrant)



                                    By:  /s/ Michael D. Fricklas
                                       -----------------------------------------
                                       Name:  Michael D. Fricklas
                                       Title: Executive Vice President, General
                                              Counsel and Secretary


Date:    May 31, 2005


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


Exhibit Index

    Exhibit Number       Description of Exhibit
    --------------       ----------------------
    10.1                 Viacom Inc. Senior Executive Short-Term Incentive Plan
                         (as amended and restated as of January 1, 2005)
                         (incorporated by reference to Annex B to Viacom Inc.'s
                         Proxy Statement dated April 15, 2005).

    10.2 Viacom Inc. 2005 RSU Plan for Outside Directors (incorporated by reference to Annex C to Viacom Inc.'s Proxy Statement dated April 15, 2005).



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